Exhibit 99.1

Talend Names Cloud Industry Leader Christal Bemont CEO

Ann-Christel Graham Joins as CRO and Jamie Kiser as CCO;

New Leaders Bring Deep Cloud Experience to Fuel Talend’s Next-Phase Growth;

Company Provides Preliminary Revenue Estimates for the Fourth Quarter 2019

Redwood City, Calif. – January 9, 2020 - Talend (NASDAQ: TLND), a global leader in cloud data integration and data integrity, today announced it has appointed Christal Bemont, former chief revenue officer at SAP Concur, as its chief executive officer and director on the Talend Board of Directors. Mike Tuchen, who led Talend through a successful transformation over the last 6 years from a $50M startup to a $250M publicly-held company, is stepping down as CEO, effective immediately, and will remain on the Board of Directors. The company also announced today that it has appointed Ann-Christel Graham as chief revenue officer and Jamie Kiser as chief customer officer.

“As Talend’s CEO, Mike successfully implemented a multi-year strategy, growing the company to nearly $250M in revenue and transforming it into a leader in cloud integration. Over the past 18 months, Mike led Talend’s transformation to the cloud and achievement of our goal of reaching over half of new ARR from the cloud in the fourth quarter. I’d like to thank him for his vision and guidance in positioning the company to take advantage of a large global opportunity,” said Steve Singh, Chairman of the Board of Talend. “I’m thrilled to have Christal join as Talend’s CEO. She will be instrumental in accelerating our cloud transformation and broader go-to-market strategy. I worked closely with Christal at Concur and at SAP, where she helped to scale a startup into a $1B+ cloud business. The board is confident that her leadership skills, cloud market knowledge, and deep SaaS expertise will help Talend execute against the opportunity in front of it.”

Bemont brings to Talend significant expertise in leading go-to-market strategies scaling cloud businesses. She has a demonstrated track record in digital transformation, new market expansion, channel and partner collaboration, and creating operational efficiency.

As chief revenue officer at SAP Concur, Bemont oversaw a business spanning a global footprint of over 90+ countries and was responsible for the development and execution of all go-to-market strategies to drive and sustain 25+% annual revenue growth. Prior to that role, Bemont held a series of sales and leadership positions across the company’s enterprise and SMB segments over a 15-year tenure. Earlier in her career, Bemont served in a number of capacities focused on customer success and improving business operations at Motorola. She also previously worked for Adexs, Extensity, and Clarify.

“Today marks the next chapter at Talend—as we accelerate our journey to becoming a billion-dollar revenue company. I’ve been honored to help lead the team that brought Talend from startup to IPO and now to a quarter-billion-dollars, and look forward to seeing Talend enter its next growth phase at scale,” said Mike Tuchen. “Christal has exceptionally strong leadership skills, deep go-to-market experience, and unique expertise in scaling multi-billion dollar cloud businesses. She’s the right leader at the right time in Talend’s evolution.”

“The cloud plays an increasingly essential role in delivering business insights to the enterprise, and Talend plays an equally important role by providing the industry’s only cloud platform that removes the major hurdles preventing companies from using data as a strategic asset. Talend is now in a unique position to attack what has become a multi-billion-dollar cloud market opportunity,” said Christal Bemont, Talend CEO. “I’m delighted to be joining the company and look forward to working with my leadership team and a talented group of employees to leverage Talend’s cloud momentum and drive the business forward.”

Ann-Christel Graham, named to the newly-created position of chief revenue officer at Talend, brings nearly two decades of SaaS sales leadership experience to the company. Most recently, Graham was vice president of sales for enterprise clients at SAP Concur, responsible for managing complex, multi-million-dollar sales cycles to Fortune 1000 companies and building high-performing sales teams. Prior to that, she held a range of sales positions with SAP Concur, each with increased responsibility.

Additionally, Jamie Kiser is joining Talend as chief customer officer. Previously, she served over six years with SAP in various product, services, and implementation roles where she was most recently vice president, global public sector for SAP Concur.

In conjunction with the executive-leadership transitions, the company disclosed the hiring of new sales and marketing leadership in Europe. Muriel Raffatin recently joined as Head of EMEA Marketing, and Gareth Vincent will be joining next month as General Manager of EMEA.

Talend also announced that Nanci Caldwell is stepping down from its Board of Directors. “I want to thank Nanci for her incredible contribution to Talend; it’s been an absolute pleasure to work with her,” continued Steve Singh. “Nanci’s extensive experience in the IT industry and on public boards has been invaluable.”

Talend is early in its quarter close process and, based on preliminary data, expects total revenue for the fourth quarter ended December 31, 2019 to be in the range of $66.5 million to $67.0 million, versus prior guidance of $65.4 million to $66.4 million. Subscription Revenue is expected to be in the range of $58.8 million to $59.2 million, representing year-over-year growth of 21% to 22% based on actual currency. Additionally, Talend Cloud represented 50% of new annual recurring revenue (ARR) in the fourth quarter of 2019. Talend will release its financial results for the fourth quarter and fiscal year 2019 after the market close on February 13, 2020. The company will host a conference call and live webcast for analysts and investors at 4:30 p.m. Eastern time on that day. The news release with the financial results will be accessible from the company's website prior to the conference call.

Conference Call Information:

Talend will host a conference call and live webcast for analysts and investors today at 8:30 a.m. Eastern Time.

Parties in the United States and Canada can access the call by dialing 800-367-2403 using conference code 3219557. International parties can access the call by dialing +1 334-777-6978 using conference code 3219557.

The webcast will be accessible on Talend’s investor relations website at http://investor.talend.com for one year. A telephonic replay of the conference call will be available through January 14, 2020. To access the replay, parties in the United States and Canada should call 888-203-1112 and enter conference code 3219557. International parties should call +1 719-457-0820 and enter conference code 3219557.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” ”would,” “likely,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our anticipated operating results for the 2019 fourth quarter and fiscal year, our expectations regarding our ability to continue to bolster our market position and our prospects for future growth. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. Consequently, you should not rely on these forward-looking statements. Actual outcomes and results may differ materially from those expressed or implied by these forward-looking statements as a result of such uncertainties, risks, and changes in circumstances, including, without limitation, risks and uncertainties related to our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products, including conversion of leads to sales; our ability to successfully transition to the cloud; the impact of the transition to cloud on our professional services revenue; our ability to retain and increase sales to existing customers and generate new customers; market demand for data integration solutions, particularly our cloud and on-premise big data integration solutions; interruptions or performance problems associated with our technology and infrastructure; competition from other products and services; the sufficiency of our cash and cash equivalents, to meet our cash needs; the unpredictability and length of our sales cycle; our ability to deliver high-quality customer support; any security incidents or breaches or perceptions of security incidents or breaches; our ability to hire, train, and retain highly skilled and qualified employees, including senior-level managers, engineers, and our ability to expand and train our sales force; the performance of our channel partners; our success in sustaining and expanding our international business; our ability to generate significant volumes of sales leads from digital marketing efforts; the seasonality of our business; our ability to protect our intellectual property, including trade secrets and copyrights; costs resulting from any claim of infringement or other violations by us of another party’s intellectual property rights; our ability to comply with government laws and regulations; natural and man-made disasters; and general market, political, economic and business conditions, including the fluctuation of foreign currency exchange rates and softening economic and uncertain geopolitical conditions in Europe.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, and the foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect our financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent filings with the Securities and Exchange Commission, including our most recent reports on Form 10-K filed with the SEC on February 28, 2019 and our most recently filed quarterly report on Form 10-Q. Our SEC filings are available on the Investor Relations section of our website at http://investor.talend.com and the SEC’s website at www.sec.gov. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not undertake, and specifically disclaim, any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

About Talend

Talend (NASDAQ: TLND), a leader in cloud data integration and data integrity, enables companies to transform by delivering trusted data at the speed of business. Talend Data Fabric offers a single suite of apps that shortens the time to trusted data by solving some of the most complex aspects of the data value chain. Users can collect data across systems, govern it to ensure proper use, transform it to new formats and improve quality, and share it with internal and external stakeholders.

Over 3,500 organizations across the globe choose Talend to rely on trusted data to make business decisions with confidence. Talend has been recognized as a leader in its field by leading analyst firms and industry publications including Forbes, InfoWorld and SD Times.

For more information, please visit www.talend.com and follow us on Twitter: @Talend.

Investor Contact:

Lisa Laukkanen or Lauren Sloane
The Blueshirt Group for Talend
ir@talend.com
415-217-2632

Media Contact:

Chris Taylor

Vice President, Corporate Communications

Ctaylor@Talend.com

650-268-502